Financial Instruments (Details 1) - USD ($)	May 31, 2018	Nov. 30, 2017
Total accounts receivable	$ 512,747	$ 756,468
Less allowance for doubtful accounts	(66,849)	(66,849)
Total accounts receivable, net	445,898	689,619
Not past due	377,307	689,619
Total accounts receivable, gross	512,747	756,468
Past due for more than 31 days but no more than 90 days [Member]
Past due	68,581	5,176
Past due for more than 120 days [Member]
Past due	$ 66,859	$ 61,673